HOOPERHOLMES

AG Edwards Emerging Growth Conference

September 18, 2007

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- **Certain information contained herein includes information that is forward-looking. The matters referred to in forward-looking statements may be affected by the risks and uncertainties involving the Company's business. These forward-looking statements are qualified in their entirety by cautionary statements contained in the Company's Securities and Exchange Commission filings. The Company disclaims any obligation to update these forward-looking statements.**

Agenda

- Hooper Holmes ~ who we are
- Strategy
- Turnaround progress
- New growth initiatives

Hooper Holmes ~ Who We Are

- #1 provider of health exams to life insurers
- 2.3 million exams and blood/urine analyses annually
- 9,000 medical practitioners can deliver an exam to any U.S. address
- Long-standing customer relationships with top 600 life insurers
- New wellness screening service for wellness, disease management and managed care companies
- Turnaround program progressing under new leadership team
- AMEX: HH

What We Do


She looks
Healthy...
...BUT HER
CHOLESTEROL
is 312 mg/dL and is
pre-diabetic


He looks
Unhealthy...
...BUT HIS
CHOLESTEROL
is 180 mg/dL and has no risk
of common chronic diseases

- On-site health exams and blood analysis for life insurance and wellness assessments

HOOPERHOLMES

Our Divisions

PORTAMEDIC Hooper Holmes Paramedicals	Health information to reduce underwriting risk
HOOPERHOLMES Health & Wellness	Medical screenings, lab testing, and data transmission for wellness, disease management, and managed care companies
HERITAGE LABS Hooper Holmes Laboratories	National reference laboratory
HOOPERHOLMES Underwriting Solutions	Outsourced underwriting services
HOOPERHOLMES Claims Services	Independent medical examinations for auto, no-fault, workers comp, disability, and general liability insurers
medicals direct GROUP	Serves UK life insurance companies (Discontinued operation)

Investment Highlights

- #1 market position in core business. Long relationships with blue chip clients
- On-site health exams capability is without peer
- Solid business platform established by new leadership team
- Return to profitability expected in Q1 2008
- Growth potential for new health and wellness business
- Divesting non-core business

Strategy

Reduce cost structure to reinvest and strengthen core and growth businesses

- Productivity and consolidation

Divest non-core business

- Strategic fit, growth, and profitability

Become leading provider of health and wellness screenings

- Invest for growth

Unique Capabilities

- Ability to deliver health exams to any U.S. address
- Market presence in 250 locations
- Specialized life insurance and wellness testing lab
- National web-based ordering and exam scheduling system
- Turnkey wellness screening service for wellness, disease management and managed care companies

Key Actions

- Delivering 700 cost reduction and revenue enhancement projects
- Improved quality of services and raised prices
- Increased number of sales people in every business and instituted commission plans
- Revitalized and streamlined management team
- Increased management span of control
- Launched new services and new wellness business
- Divesting non-core business
- Established credit facility with Citigroup
- Continuing productivity focus to reduce costs

Return to Profitability Expected in Q1 2008

- Portamedic market share decline halted
- Price increases implemented across the industry
- Heritage Labs revenues up 7% year over year
- Portamedic price/unit up 5% year over year
- Improved gross margins
- New *Portamedic Platinum* and other services launch in Q4 '07

Wellness is a Large and Growing Market

Fortune 500 priority is to keep healthy people healthy to contain growing healthcare costs

30%	Annual growth of $500 million wellness/disease management screening market
50%	Of Fortune 500 companies anticipate adding wellness programs
80%	Of healthcare expenses from 20% of employees
83%	Of health plans view wellness as a competitive priority
93%	Of industry leaders believe wellness is in the growth phase of its lifecycle

Source: Boston Consulting Group

Wellness Screenings ~ What Are They?

- Wellness screenings and preventative action help control rising healthcare costs by reducing the number of employees developing chronic disease conditions

Diabetes
Stroke
Cardiovascular disease
Congestive heart failure
Asthma
COPD

Wellness Screenings ~ What Are They?



FULFILLMENT



SCREENING



BLOOD ANALYSIS

Wellness Timeline

Jan 2007	Pilot with 2 disease management companies
Mar 2007	First commercial screening for Fortune 500 employer in Cincinnati, OH ~ 600 employees
Apr 2007	Announced 4 disease management companies as clients
Jul 2007	Announced 25,000th wellness screening
Sep 2007	Appointed Chris Behling, President, Health and Wellness
Sep 2007	Launching business at Disease Management Association of America trade show in Las Vegas ~ 100+ vendors

Wellness Outlook

- Hooper Holmes is without peer in ability to fulfill, screen and analyze wellness information
- Current offering targeted at wellness, disease management and managed care companies
- Investing in and adding to our wellness team
- Strong sales pipeline
- Potential for $40 - $50 million of revenue in 2 - 3 years

HOOPERHOLMES

Wrap Up

- #1 market leader in core business
- Without peer in growth wellness screening market
- New services launch in Q4
- Leveraging core assets into new growth markets
- Divesting non-core business
- Expect return to profitability in Q1 2008

HOOPERHOLMES

Key Contacts:

James D. Calver, President and CEO
908.953.6214
jcalver@hooperholmes.com

Michael Shea, Chief Financial Officer
908.953.6280
michael.shea@hooperholmes.com

Investor Relations
Financial Dynamics
Jonathan Birt / John Capodanno
212.850.5600
jonathan.birt@fd.com
john.capodanno@fd.com

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Appendix

Revenue



$90.0
$60.0
$30.0
$0.0
($ in millions)
$66.9
$67.3
$66.1
$60.6
$61.3
$62.4
$60.8
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2005
2006
2007

Gross Margin %



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
21.1%
23.4%
24.2%
22.0%
22.8%
25.3%
24.1%
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2005
2006
2007

SG&A Expense



$21.0
$14.0
$7.0
$0.0
($ in millions)
$18.6
$16.8
$16.7
$16.8
$16.7
$16.7
$15.6
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2005
2006
2007

REV%	27.7%	25.0%	25.2%	27.7%	27.3%	26.7%	25.7%

** Above amounts exclude goodwill impairment and special charges.*

Operating Loss



$0.0
($2.0)
($4.0)
($6.0)
($ in millions)
($4.4)
($1.1)
($0.7)
($3.4)
($2.8)
($0.9)
($1.0)
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2005
2006
2007

** Above amounts exclude discontinued operations, goodwill impairment and special charges.*

Balance Sheet

(in millions)	Period Ending 6/30/07	Period Ending 12/31/06
Cash & Securities	$0.6	$6.7
Working Capital	$20.0	$22.2
Total Assets	$82.4	$85.2
Short-Term Borrowings	$3.0	-
Long-Term Debt	-	-
Shareholders' Equity	$46.6	$48.0
Current Ratio	1.6 : 1	1.6 : 1
DSOs	53 days	46 days